CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                           U-BAKE GOURMET PIZZA, INC.

                            (After Issuance of Stock)

     We the undersigned D. Mihran Freeland, President, and D. Mihran Freeland, Secretary, of U-Bake Gourmet Pizza, Inc. do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 2nd day of March, 1998, adopted a resolution to amend the original articles as follows:

     Article one is hereby amended to read as follows:

          The name of the corporation is: OREGON OUTERWEAR, INC.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 4,014,000 that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



                             /s/ D. Mihran Freeland
                             ----------------------
                                 D. Mihran Freeland
                                 President


                             /s/ D. Mihran Freeland
                             ----------------------
                                 D. Mihran Freeland
                                 Secretary


STATE OF CALIFORNIA        )

COUNTY OF LOS ANGELES      )

     On March 20, 1998, personally appeared before me, a Notary Public, D. Mihran Freeland, who acknowledged that they executed the above instrument.


                             /s/ Melody S. Vandee
                             ----------------------
                                 Melody S. Vandee
                                 Notary Public

(Notary stamp or seal)

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                             OREGON OUTERWEAR, INC.

                            (After Issuance of Stock)

     We the undersigned James V. Moodhe, President, and Chris H. Beshlian, Secretary, of Oregon Outerwear, Inc. do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 15th day of May, 1998, adopted a resolution to amend the original articles as follows:

     Article ONE is hereby amended to read as follows:

          The name of the corporation is: PACIFIC SPORTS HOLDINGS, INC.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 12,464,000 that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



                                       /s/ James V. Moodhe
                                       ---------------------
                                           James V. Moodhe
                                           President


                                       /s/ Chris H. Beshlian
                                       ---------------------
                                           Chris H. Beshlian
                                           Secretary


STATE OF CALIFORNIA        )

COUNTY OF VENTURA          )

     On May 15, 1998, personally appeared before me, a Notary Public, James Vincent Moodhe, who acknowledged that they executed the above instrument.


                                       /s/ Chimata Gandhi
                                       ---------------------
                                           Chimata Gandhi
                                           Notary Public

(Notary stamp or seal)

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



                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                          PACIFIC SPORTS HOLDINGS, INC.
                              a Nevada corporation

                            (After Issuance of Stock)

The undersigned, Jeffrey W. Gardiner, does hereby certify and declare that:

     1. Jeffrey W. Gardiner is the President and Assistant Secretary of Pacific Sports Holdings, Inc., a Nevada corporation (the "Corporation").

     2. The original Articles of Incorporation for the Corporation were originally filed with the Nevada Secretary of State on September 27, 1996.

     3. The Board of Directors, pursuant to Nevada Revised Statutes Section 78.315, have adopted a resolution on August 25, 1999 to amend the Articles of Incorporation as set forth below.

     4.  Article First is hereby amended to read as follows:

     "FIRST. The name of the corporation is: Tahoe Pacific Corporation."

     5. Article Fourth is hereby amended by adding the following provision to it:

     "On the amendment of this Article, each outstanding five (5) shares of common stock are converted into one (1) share of common stock."

     6. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 22,182,070 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon pursuant to Nevada Revised Statutes
Section 78.320.

     It is declared under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct to the best of the undersigned's knowledge.

Dated:  August 26, 1999

/s/ Jeffrey W. Gardiner
-------------------------------------
    Jeffrey W. Gardiner
    President and Assistant Secretary

STATE OF CALIFORNIA        )

COUNTY OF PLACER           )

     On August 26, 1999, before me, Susan Stanberry, a Notary Public for the State of California, personally appeared Jeffrey W. Gardiner, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                                 /s/ Susan Stanberry
                                                 -------------------
                                                     Susan Stanberry
(Notary seal)

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                            TAHOE PACIFIC CORPORATION
                              a Nevada corporation

                            (After Issuance of Stock)

The undersigned, Jeffrey W. Gardiner, does hereby certify and declare that:

     1. Jeffrey W. Gardiner is the President and Assistant Secretary of Tahoe Pacific Corporation, a Nevada corporation (the "Corporation").

     2. The original Articles of Incorporation for the Corporation were originally filed with the Nevada Secretary of State on September 27, 1996.

     3. The Board of Directors, pursuant to Nevada Revised Statutes Section 78.315, has adopted a resolution on December 30, 1999 to amend the Articles of Incorporation as set forth below.


     4.  Article First is hereby amended to read as follows:

     "FIRST. The name of the corporation is: Ameri-First Financial Group, Inc.."

     5. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 4,706,116 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon pursuant to Nevada Revised Statutes
Section 78.320.

     It is declared under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct to the best of the undersigned's knowledge.

Dated:  January 5, 2000

/s/ Jeffrey W. Gardiner
-------------------------------------
    Jeffrey W. Gardiner
    President and Assistant Secretary

                                                     ACKNOWLEDGED

                                                     /s/ Susan Stanberry
                                                     -------------------
                                                         Susan Stanberry
(Notary seal)

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